UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 23, 2019

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-50345	20-0154352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1525 Pointer Ridge Place, Bowie, Maryland 20716
(Address of Principal Executive Offices) (Zip Code)

301-430-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 2 Financial Information

Item 2.02. Results of Operations and Financial Condition.

On October 23, 2019, Old Line Bancshares, Inc. (“Old Line”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 8 Other Events

Item 8.01. Other Events.

As previously announced, on July 23, 2019, Old Line and its wholly-owned subsidiary, Old Line Bank, entered into an Agreement and Plan of Merger with Wesbanco, Inc. (“Wesbanco”) and Wesbanco Bank, Inc., providing for the merger of Old Line with and into WesBanco (the “Merger”) and the merger of Old Line Bank with and into Wesbanco Bank.

On October 1, 2019, Donald Gabriel, an Old Line stockholder, filed a complaint in the United States District Court for the Southern District of New York against Old Line and its directors, seeking injunctive relief and damages based on alleged violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission (“SEC”) Rule 14a-9 in connection with the Merger.  In particular, the complaint alleges, among other things, that the definitive proxy statement filed by Old Line in connection with the special meeting of Old Line’s stockholders to consider and vote on the Merger contains materially misleading and incomplete information.  By Order dated October 7, 2019, the District Court established a deadline of October 10, 2019, for the filing of any request for a preliminary injunction, and no such motion was timely filed.  While Old Line does not believe that this lawsuit poses a material risk to the consummation of the proposed Merger, it is not possible at this time to predict the outcome of the lawsuit or its impact, if any, on Old Line, Wesbanco, or the Merger.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Wesbanco filed with the SEC a Registration Statement on Form S-4 that was declared effective on September 23, 2019, which includes a proxy statement of Old Line and Wesbanco and a prospectus of Wesbanco (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction.  STOCKHOLDERS OF OLD LINE, SHAREHOLDERS OF WESBANCO, AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION.  The Proxy Statement/Prospectus, dated September 23, 2019, was mailed to stockholders of Old Line and shareholders of Wesbanco on or about September 26, 2019.  The Old Line stockholders’ meeting and the Wesbanco shareholders’ meeting are both scheduled for October 29, 2019.  In addition, the Registration Statement on Form S-4, which includes the Proxy Statement/Prospectus, and other related documents filed by Old Line and Wesbanco with the SEC may be obtained for free at the SEC’s website at http://www.sec.gov, and from either Old Line’s or Wesbanco’s website at http://www.oldlinebank.com or http://www.wesbanco.com, respectively.

Participants in the Solicitation

Old Line and Wesbanco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Old Line and the shareholders of Wesbanco in connection with the proposed Merger.  Information about the directors and executive officers of Old Line is set forth in the proxy statement for Old Line’s 2019 annual meeting of stockholders, as filed with the SEC on April 26, 2019.  Information about the directors and executive officers of Wesbanco is set forth in the proxy statement for Wesbanco’s 2019 annual meeting of shareholders, as filed with the SEC on March 13, 2019 and as supplemented on April 5, 2019.  Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Old Line stockholders or Wesbanco shareholders in connection with the proposed Merger is included in the Proxy Statement/Prospectus.  You can obtain free copies of these documents from the SEC, Old Line, or Wesbanco using the website information above.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

OLD LINE STOCKHOLDERS AND WESBANCO SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated October 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Line Bancshares, Inc.

Date: October 25, 2019	By:	/s/ Elise M. Adams
Elise M. Adams
Executive Vice President and Chief Financial Officer